[LOGO OF EATON VANCE MUTUAL FUNDS APPEARS HERE]

                                              [PHOTO OF CALCULATOR APPEARS HERE]


                         Annual Report August 31, 1997


[PHOTO OF NEW YORK STOCK EXCHANGE & FLAG APPEARS HERE]


                                      EV

                                   MARATHON

                                    GROWTH

                                     FUND

                                  Eaton Vance

                     Global Management-Global Distribution

                                   MARATHON

           [PHOTO OF TRADING FLOOR N.Y. STOCK EXCHANGE APPEARS HERE]

EV Marathon Growth Fund as of August 31, 1997


LETTER TO SHAREHOLDERS

[PHOTO OF JAMES HAWKES APPEARS HERE]

During the year ended August 31, 1997, EV Marathon Growth Fund had a total return of 31.2%./1/ This return resulted from an increase in net asset value to $16.56 per share on August 31, 1997 from $13.32 per share on August 31, 1996 and the reinvestment of distributions totaling $0.84 per share. By comparison, the average total return for mutual funds in the Lipper Growth Funds Category was 33.5% during this period./*/

The economic environment in the past year has been extraordinary for the equity markets...

Over the past year, the sustained growth of the U.S. economy and low inflation have produced a near-perfect investment environment in which prices of large capitalization stocks have soared to record levels. In the year ended August 31, 1997, the S&P 500 Index had a total return of 40.7%./*/ An increase in volatility has accompanied higher stock valuations, however. Within a six-week period in March and April, the S&P 500 Index declined almost 10% and then fully recovered to reach new record highs. In August, the S&P 500 declined almost 7% but again recovered this loss by the end of September.*

Short-term interest rates rose on March 25 when the Federal Reserve raised the Fed Funds Rate 0.25% to 5.50%. Long-term bonds sold off in the first quarter but rallied in the second and third quarters when inflation fears were quelled. From a peak of over 7% at the end of March, the yield on the 30-year Treasury bond has generally trended downward, reaching a level of 6.23% on July 30 before closing the period at 6.61% on August 29. By reducing the cost of borrowing, lower interest rates have fueled mergers and acquisitions activity and increased corporate profitability - both of which have contributed to stock gains.

 ...But increased volatility may suggest a peaking bull market...

The increase in volatility during the past six months is symptomatic of a market that is highly valued. In the pages that follow, Portfolio Manager Thomas E. Faust Jr. discusses the current investment climate and its implications for investors. Eaton Vance continues to believe that active, professional management and a long-term outlook are a sensible way to approach investing in any market environment.

                                    Sincerely,


                                    /s/James B. Hawkes
                                    James B. Hawkes
                                    President
                                    October 7, 1997


Growth of a $10,000 Investment/2/
---------------------------------
08/31/95          10,000
09/30/95          10,214
10/31/95          10,034
11/30/95          10,420
12/31/95          10,709
01/31/96          10,967
02/29/96          11,234
03/31/96          11,312
04/30/96          11,622
05/31/96          11,932
06/30/96          11,734
07/31/96          11,036
08/31/96          11,475
09/30/96          11,992
10/31/96          12,009
11/30/96          12,707
12/31/96          12,489
01/31/97          13,363
02/28/97          13,363
03/31/97          12,754
04/30/97          13,398
05/31/97          14,315
06/30/97          14,853
07/31/97          15,912
08/31/97          15,050

Ten Largest Holdings/3/
---------------------------------------------
As a percentage of total net assets
Sofomor/Danek Group, Inc.                4.5%
Allstate Corp.                           3.9
Intel Corp.                              3.6
Franklin Resources, Inc.                 3.2
MGIC Investment                          3.1
Federal National Mortgage Association    2.9
Eli Lilly &Company                       2.9
General Re Corp.                         2.7
Sealed Air Corp.                         2.6
Norwest Corp.                            2.6




/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ For illustration purposes only. Chart reflects a hypothetical investment on 8/31/95 at net asset value and includes reinvestment of all distributions. Chart does not include applicable contingent deferred sales charge (CDSC), deducted at redemption as follows: 5%-1st and 2nd years; 4%-3rd year; 3%- 4th year; 2%-5th year; 1%-6th year.

/3/ Ten largest holdings are as of 8/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 32.0% of the Portfolio's investments at 8/31/97, determined by dividing the total market value of the holdings by the total net assets of the Portfolio on that date.

/*/ It is not possible to invest directly in an index, average, or Lipper Category.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION


An interview with Thomas E. Faust Jr., Vice President and Manager of the Eaton Vance Growth Portfolio

Q.  How would you describe the stock market's performance over the past
    12 months?

A. The market for stocks has been unusually strong during this 12-month period. Several factors have contributed to making this an optimal environment for the equity markets: rising earnings and earnings expectations, stable interest rates, low inflation, favorable demographic trends - the aging of baby boomers in prime savings years and their belief in stocks as the best vehicle for retirement funds - and strong money flows into the stock market. Interest rates have been a factor, but not the driving force of this rally. Rather, it has resulted from strong, consistent economic growth with low inflation, which, putting everything else aside, is a recipe for high stock valuations. Stocks are expensive relative to historical standards in terms of price to earnings, price to book value, and price to cash flow, and the issue we face now is whether growth rates of companies have accelerated to an extent sufficient to justify the higher prices. So far, investors seem to believe higher valuations are justified.

Q.  How concerned are you about the market's volatility?

A. U.S. stock market volatility is not as high as some people may think - given the number of days with movements of more than 100 points in the Dow Jones Industrial Average - because the overall level of the market is so much higher that a 100-point swing is not terribly significant. Over the past few months, the market - on a percentage basis - has been somewhat more volatile than the historical average, but not overly so.

Q. Does the Fund try to time the market by raising and lowering cash levels, or does it tend to remain fully invested?

A. As we have mentioned in many reports, market timing is generally not our style. We typically remain fully invested, as long as we can identify attractive stocks in which to invest. The Fund's cash levels now are higher than they have been, but remain within our normal, conservative range.

Q.  What sectors look attractive to you now?

A. The Fund currently has significant exposure to the financial and health care sectors, both of which have done quite well over the past year. We continue to seek high-quality companies with strong growth prospects, reasonable valuations, and with an identified catalyst for outperformance. While we typically do not make "sector bets," we have found many financial services and health care companies that meet our criteria. Going forward, we believe companies in these industries should continue to perform well.

                  [PHOTO OF THOMAS E. FAUST JR., PORTFOLIO MANAGER APPEARS HERE]

Q. How long do you think the U.S. economy can continue to grow with low inflation?

A. The so-called "new economy" theory - which essentially states that the historical link between growth and inflation has weakened due to technology-driven productivity enhancements and the globalization of many markets - is getting quite a lot of media attention. It is hard not to give the theory some credibility. We are seeing a sustained level of high growth, high productivity and low inflation that has not been seen for at least three decades. While I would not say that the basic

EV Marathon Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D

   rules of economics have fundamentally changed, there are major sectors of the economy - especially technology - where we are actually expecting annual price decreases. This has a very powerful effect on the overall economy. I certainly would not say that we will never have inflation again, but there is simply no evidence at this point of a serious inflationary threat. And, with a strong dollar helping keep the price of imports down, our current outlook for inflation is that it should continue to remain low.

Q. Some of the stalwart blue-chip growth stocks have recently had steep price declines. Have you added any of these to the Fund?

A. No. Rather than focusing on stocks that have had large price decreases, but which may remain richly valued or which may have faltering fundamentals, we look for companies with good financial characteristics, attractive valuations and positive business momentum - thereby offering better risk/reward possibilities. Recently, we have emphasized investments in certain smaller companies with high growth rates and good prospects for sustaining above-average growth. We think this makes sense. A good example is Sofamor Danek, our largest holding, which is an established, market-leading company within the spinal implant business. It has a price/earnings ratio of 23 times earnings, a growth rate of more than 20 percent, rising earnings estimates, a strong competitive position, and interesting new products. When I compare a company with these characteristics to companies that have lower growth rates but much higher price multiples, I am much more inclined to stick to the former and continue to seek others like it. In recent years we have seen large, blue chip consumer products companies go from expensive to even more expensive, sometimes without fundamental justification. We think the best opportunities in the market lie elsewhere.

Q. Can you give examples of recent additions to the Fund?

A. Absolutely. Magna International, a new holding, is a good example of the type of company we are looking for. The company provides auto parts and value-added assemblies to automobile manufacturers, which is a very good business to be in because of the tremendous increase in outsourcing by Ford, GM and Chrysler. Magna is selling at 14 times earnings and has an expected annual growth rate of 15%. The company has executed very well, and continues to benefit from the increased efficiencies within the automotive industry.

   Unilever, another recent purchase, is a global consumer products company that has traditionally been a less profitable competitor of companies like Procter & Gamble. We bought the stock because of management changes that we feel have the potential to increase profit margins and, consequently, earnings and the share price.


Five Largest Sectors - 8/31/97/*/
----------------------------------------
As a percentage of total net assets
Drugs                11.3%
Medical Products      9.6%
Insurance             8.6%
Financial             8.4%
Specialty Chemicals
& Materials           6.2%

/*/ Sectors are as of 8/31/97 only and may not be representative of the Portfolio's current or future investments. Sectors accounted for 44.1% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets.

EV Marathon Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q. With price/earnings ratios at such a high level, have you used any other measures to value companies?

A. I don't focus on price/earnings ratios exclusively. I look primarily at growth and sustainability of growth. We analyze a company's business and its industry environment to assess if it is likely to provide continued growth. Companies like Coca-Cola, though probably overpriced, have several advantages-global brand dominance, market leadership, high margins, and tremendous cash flow. These things imply sustainability and durability and inspire confidence that above-average profit growth can be maintained over time.

                           [LINE GRAPH APPEARS HERE]


                        Growth of a $10,000 Investment
                         "Standard & Poor's 500 Index"
                                August 31, 1997

          Date          Fund/NAV          Fund/CDSC          S&P 500
        --------        --------          ---------          -------
        09/30/94         $10,000           $17,356           $10,000
        10/31/94         $10,364           $17,356           $10,209
        11/30/94         $ 9,970           $17,356           $ 9,805
        12/31/94         $ 9,939           $17,356           $ 9,998
        01/31/95         $ 9,990           $17,356           $10,241
        02/28/95         $10,394           $17,356           $10,610
        03/31/95         $10,687           $17,356           $10,969
        04/30/95         $10,758           $17,356           $11,275
        05/31/95         $11,010           $17,356           $11,685
        06/30/95         $11,364           $17,356           $12,012
        07/31/95         $11,616           $17,356           $12,394
        08/31/95         $11,798           $17,356           $12,390
        09/30/95         $12,051           $17,356           $12,964
        10/31/95         $11,838           $17,356           $12,900
        11/30/95         $12,293           $17,356           $13,429
        12/31/95         $12,634           $17,356           $13,742
        01/31/96         $12,939           $17,356           $14,190
        02/29/96         $13,254           $17,356           $14,289
        03/31/96         $13,345           $17,356           $14,479
        04/30/96         $13,711           $17,356           $14,673
        05/31/96         $14,077           $17,356           $15,009
        06/30/96         $13,843           $17,356           $15,127
        07/31/96         $13,020           $17,356           $14,435
        08/31/96         $13,539           $17,356           $14,707
        09/30/96         $14,148           $17,356           $15,591
        10/31/96         $14,169           $17,356           $15,998
        11/30/96         $14,992           $17,356           $17,172
        12/31/96         $14,735           $17,356           $16,889
        01/31/97         $15,765           $17,356           $17,925
        02/28/97         $15,765           $17,356           $18,031
        03/31/97         $15,047           $17,356           $17,345
        04/30/97         $15,807           $17,356           $18,358
        05/31/97         $16,889           $17,356           $19,433
        06/30/97         $17,524           $17,356           $20,366
        07/31/97         $18,772           $17,356           $21,957
        08/31/97         $17,756           $17,356           $20,696



Performance/+/
---------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------
One Year                   31.2%
Life of Fund (9/13/94)     20.9


SEC Average Annual Total Returns (including applicable contingent deferred sales charge)
--------------------------------------------------------------------------------
One Year                   26.2%
Life of Fund (9/13/94)     20.0


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 9/13/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Stock Index, a broad-based, widely recognized, unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

** This figure represents the Fund's performance including the Fund's applicable contingent deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% -6th year.

/+/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect applicable contingent deferred sales charge (CDSC).

EV Marathon Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Growth Portfolio, at value (Note 1A)
    (identified cost, $9,321,714)                                  $12,101,154
Receivable for Fund shares sold                                            592
Receivable from Administrator (Note 4)                                  33,513
Deferred organization expenses (Note 1E)                                14,851
--------------------------------------------------------------------------------
Total assets                                                       $12,150,110
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Accrued expenses                                                   $    12,695
--------------------------------------------------------------------------------
Total liabilities                                                  $    12,695
--------------------------------------------------------------------------------
Net Assets for 732,756 shares of
    beneficial interest outstanding                                $12,137,415
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $ 9,357,975
Net unrealized appreciation of
   investments (computed on basis of identified cost)                2,779,440
--------------------------------------------------------------------------------
Total                                                              $12,137,415
--------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
--------------------------------------------------------------------------------
($12,137,415 / 732,756 shares of
    beneficial interest outstanding)                               $     16.56
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
August 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio
   (net of foreign taxes, $529)                                   $    104,703
Interest income allocated from Portfolio                                15,624
Expenses allocated from Portfolio                                      (71,622)
--------------------------------------------------------------------------------
Total investment income                                           $     48,705
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization                                   $        142
Custodian fee                                                            4,922
Distribution and service fees (Note 5)                                  94,246
Transfer and dividend disbursing agent fees                              9,441
Printing and postage                                                    17,391
Legal and accounting services                                           15,361
Registration fees                                                       15,873
Amortization of organization expenses (Note 1E)                          7,300
Miscellaneous                                                            1,264
--------------------------------------------------------------------------------
Total expenses                                                    $    165,940
--------------------------------------------------------------------------------
Deduct --
   Allocation of expenses to the Administrator (Note 4)           $     33,513
--------------------------------------------------------------------------------
Total expense reductions                                          $     33,513
--------------------------------------------------------------------------------

Net expenses                                                      $    132,427
--------------------------------------------------------------------------------

Net investment loss                                               $    (83,722)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                $    471,668
   Foreign currency transactions                                            (6)
--------------------------------------------------------------------------------
Net realized gain on investment transactions                      $    471,662
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investment transactions                                        $  2,261,094
   Foreign currency transactions                                          (149)
--------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments                                  $  2,260,945
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                   $  2,732,607
--------------------------------------------------------------------------------

Net increase in net assets from operations                        $  2,648,885
--------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets


Increase (Decrease)                              Year Ended            Year Ended
in Net Assets                                    August 31, 1997       August 31, 1996
------------------------------------------------------------------------------------------
From operations --
   Net investment loss                               $    (83,722)        $     (5,874)
   Net realized gain on investments                       471,662              133,650
   Net change in unrealized
      appreciation (depreciation)                       2,260,945              323,262
------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                   $  2,648,885         $    451,038
------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain                            $   (471,662)        $    (21,890)
   In excess of net realized gain                         (85,364)                --
   Paid in capital                                         (7,114)                --
------------------------------------------------------------------------------------------
Total distributions to shareholders                  $   (564,140)        $    (21,890)
------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
   (Note 3) --
   Proceeds from sale of shares                      $  5,898,746         $  8,394,185
   Net asset value of shares
      issued to shareholders in
      payment of distributions declared                   463,863               20,140
   Cost of shares redeemed                             (3,819,131)          (3,573,941)
------------------------------------------------------------------------------------------
Net increase in net assets from Fund
   share transactions                                $  2,543,478         $  4,840,384
------------------------------------------------------------------------------------------

Net increase in net assets                           $  4,628,223         $  5,269,532
------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------
At beginning of year                                 $  7,509,192         $  2,239,660
------------------------------------------------------------------------------------------
At end of year                                       $ 12,137,415         $  7,509,192
------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                              Year Ended August 31,
                                                           -----------------------------------------------------------
                                                                1997                   1996                  1995 *
----------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                         $13.320                $11.680                $10.000
----------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                           $(0.114)               $(0.010)               $(0.074)
Net realized and unrealized gain on investments                 4.194                  1.725                  1.754
----------------------------------------------------------------------------------------------------------------------
Total income from operations                                  $ 4.080                $ 1.715                $ 1.680
----------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                         $(0.702)               $(0.075)               $    --
In excess of net realized gain on investments                  (0.131)                    --                     --
From paid-in capital                                           (0.007)                    --                     --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                           $(0.840)               $(0.075)               $    --
----------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                $16.560                $13.320                $11.680
----------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               31.15%                 14.75%                 16.80%
----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                         $12,137                $ 7,509                $ 2,240
Ratio of net expenses to average net assets/(2)/                 2.04%                  1.52%                  2.82%++
Ratio of net investment loss to average net assets              (0.84)%                (0.12)%                (1.59)%++

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data:
   Expenses/(2)/                                                 2.37%                  2.87%                  8.01%++
   Net investment loss                                          (1.17)%                (1.47)%                (6.79)%++
Net investment loss per share                                 $(0.159)               $(0.126)               $(0.167)

--------------------------------------------------------------------------------
 ++  Annualized.
  * For the period from the start of business, September 13, 1994, to August 31, 1995.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
/(2)/Includes each Fund's share of its corresponding Portfolio's allocated expenses.

                       See notes to financial statements

EV Marathon Growth Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Marathon Growth Fund (the "Fund") is a diversified series of Eaton Vance Growth Trust (the "Trust"). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Growth Portfolio (the "Portfolio"), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio, (6.7% at August 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Traditional Growth Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class B Shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, August 31, 1997.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the IRC, the Fund designates $521,974 as a long-term capital gain distribution for its taxable year ended August 31, 1997.

   E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   F Other -- Investment transactions are accounted for on a trade-date basis.

   G Use of Estimate -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The Fund's policy is to distribute semi-annually substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

EV Marathon Growth Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.


3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                               Year Ended          Year Ended
                               August 31, 1997     August 31, 1996
   -----------------------------------------------------------------------------
   Sales                               389,376             651,594

   Issued to shareholders
    electing to receive
    payment of distribution
    in Fund shares                      29,457               1,676

   Redemptions                        (249,997)           (281,036)
   -----------------------------------------------------------------------------
   Net Increase                        168,836             372,234
   -----------------------------------------------------------------------------


4  Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To reduce the net operating loss of the Fund, the administrator was allocated $33,513 of the Fund's expenses for the year ended August 31, 1997. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

5  Distribution Plan
   -----------------------------------------------------------------------------
   The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus,
   (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended August 31, 1997, the Fund paid or accrued $75,016 to or payable to EVD representing 0.75% of average daily net assets. At August 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $227,000.

   In addition, the Plan permits the Fund to make payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly service fee payments to Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. During the year ended August 31, 1997, the Fund provided for $19,230 under the Plan to the Authorized Firms.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to

EV Marathon Growth Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $41,000 of CDSC paid by shareholders, for the year ended August 31, 1997.

7  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended August 31, 1997, aggregated $6,031,068 and $4,167,144, respectively.

EV Marathon Growth Fund as of August 31, 1997
INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of EV Marathon Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Marathon Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the two years then ended and for the period from September 13, 1994 (start of business) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period from September 13, 1994 (start of business) to August 31, 1995, in conformity with generally accepted accounting principles.



                           COOPERS & LYBRAND LLP
                           Boston, Massachusetts
                           September 25, 1997

Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS

Common Stocks -- 94.5%
                                                                     Shares         Value
------------------------------------------------------------------------------------------------
Aerospace and Defense -- 2.4%
------------------------------------------------------------------------------------------------
Boeing Co.                                                            80,000        $4,355,000
Makes the Boeing 737,747,757,767,and 777
jets, which represent a variety of passenger and
cargo configurations and capabilities. Boeing's
Defense & Space Group has jointly developed the
F22 fighter (with Lockheed Martin), the V-22
Osprey tiltrotor aircraft (Bell Helicopter Textron) and
the RAH-66 Comanche helicopter (with Sikorsky).
------------------------------------------------------------------------------------------------
                                                                                    $4,355,000
------------------------------------------------------------------------------------------------

Auto and Parts -- 2.2%
------------------------------------------------------------------------------------------------
Magna International, Inc. Class A                                     60,000        $3,975,000
Based in Canada, Magna International is a
diversified supplier of advanced automotive systems.
------------------------------------------------------------------------------------------------
                                                                                    $3,975,000
------------------------------------------------------------------------------------------------

Banks - International -- 0.8%
------------------------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones                                30,000        $1,361,250
This specialized multinational bank, based in
Panama City, primarily provides short-term,
trade related financing to stockholder banks
from 22 member countries in Latin America and
the Caribbean.
------------------------------------------------------------------------------------------------
                                                                                    $1,361,250
------------------------------------------------------------------------------------------------

Banks - Regional -- 2.6%
------------------------------------------------------------------------------------------------
Norwest Corp.                                                         80,000        $4,595,000
Provides community banking through more than
700 branches in a 16 state region.
------------------------------------------------------------------------------------------------
                                                                                    $4,595,000
------------------------------------------------------------------------------------------------

Beverages -- 2.3%
------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                        115,000        $4,140,000
Global soft drink producer with businesses in snack
foods and fast food restaurants.
------------------------------------------------------------------------------------------------
                                                                                    $4,140,000
------------------------------------------------------------------------------------------------

Chemicals -- 3.9%
------------------------------------------------------------------------------------------------
Monsanto Corp.                                                       100,000        $4,393,750
Produces a range of products for the agricultural,
home furnishings, automobile, construction and
personal care markets.

Praxair, Inc.                                                         50,000        $2,671,875
The largest producer of industrial gases in North and
South America.
------------------------------------------------------------------------------------------------
                                                                                    $7,065,625
------------------------------------------------------------------------------------------------

Computers and Business Equipment -- 3.3%
------------------------------------------------------------------------------------------------
Hewlett Packard Co.                                                   40,000        $2,452,500
One of the world's most successful high tech
companies. Products include servers, computers and
workstations for home and business.

Xerox Corp.                                                           45,000         3,397,500
The dominant producer of high end document
processing machines.
------------------------------------------------------------------------------------------------
                                                                                    $5,850,000
------------------------------------------------------------------------------------------------

Drugs -- 11.3%
------------------------------------------------------------------------------------------------
American Home Products Corp.                                          40,000        $2,880,000
Leading manufacturer of prescription drugs, medical
supplies and diagnostics, as well as agricultural
herbicides, consumer medications and branded
food products.

Astra AB Class A                                                     213,333         3,410,175
Swedish based international pharmaceutical firm with
drugs for the control of ulcers and asthma.

Elan Corp., PLC ADR*                                                  95,000         4,322,500
Develops drug delivery systems designed to improve
and control the absorption and utilization of
pharmaceutical compounds.

Eli Lilly & Co.                                                      50,000          5,231,250
A major U.S. drug company, researches, produces
and markets pharmaceuticals spanning the entire
drug spectrum.

Pfizer, Inc.                                                         80,000          4,430,000
A large international ethical pharmaceutical
manufacturer with important positions in hospital
products and animal health.
------------------------------------------------------------------------------------------------
                                                                                   $20,273,925
------------------------------------------------------------------------------------------------

Electronics - Semiconductors -- 3.6%
------------------------------------------------------------------------------------------------
Intel Corp.                                                          70,000         $6,448,750
A manufacturer of semiconductors and other
microcomputer components and systems which
comprise the heart of the personal computer.
------------------------------------------------------------------------------------------------
                                                                                    $6,448,750
------------------------------------------------------------------------------------------------

See notes to financial statements

Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

                                                                     Shares         Value
------------------------------------------------------------------------------------------------

Financial - Miscellaneous -- 8.4%
------------------------------------------------------------------------------------------------
Federal National Mortgage Association                                120,000        $5,280,000
U.S. Government sponsored mortgage lender and provider
of secondary mortgage market.

MBNA Corp.                                                           112,500         4,324,219
Dominant issuer of MasterCard/Visa credit cards to
affinity groups.

MGIC Investment Corp.                                                110,000         5,534,375
The leading provider of private mortgage insurance
coverage to U.S. banks and other mortgage suppliers.
------------------------------------------------------------------------------------------------
                                                                                   $15,138,594
------------------------------------------------------------------------------------------------

Foods -- 1.9%
------------------------------------------------------------------------------------------------
Unilever ADR                                                         17,000         $3,421,250
One of the world's largest packaged consumer goods
companies.
------------------------------------------------------------------------------------------------
                                                                                    $3,421,250
------------------------------------------------------------------------------------------------

Health Services -- 0.3%
------------------------------------------------------------------------------------------------
Covance, Inc.*                                                       21,250         $  387,813
The second largest contract research organization in
the world offering a full range of drug development
services to pharmaceutical and biotechnology companies
worldwide.

Quest Diagnostics, Inc.*                                             10,625            198,555
A major provider of clinical laboratory testing
services in the U.S. with over 30 regional and branch
laboratories that process more than 60 million
patient requisitions each year.
------------------------------------------------------------------------------------------------
                                                                                    $  586,368
------------------------------------------------------------------------------------------------

Information Services -- 4.4%
------------------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                       80,000        $3,645,000
The leading independent computing and payroll
processing services firm in the U.S.

Reuters Holdings, PLC ADR                                             70,000         4,261,250
Worldwide provider of proprietary financial data
and information.
------------------------------------------------------------------------------------------------
                                                                                    $7,906,250
------------------------------------------------------------------------------------------------

Insurance -- 8.6%
------------------------------------------------------------------------------------------------
Allstate Corp.                                                        95,000        $6,940,937
Leading underwriter of automotive and homeowners
insurance as well as a life insurance carrier.

General Re Corp.                                                     25,000         $4,846,875
------------------------------------------------------------------------------------------------
Is the parent company of General Reinsurance, the
largest property/casualty reinsurer in the U.S.
and one of the 3 largest in the world.

Mutual Risk Management Ltd.                                              80,000      3,700,000
------------------------------------------------------------------------------------------------
Provides risk management services to clients
seeking an alternative to traditional
commercial insurance, particularly for workers'
compensation.
------------------------------------------------------------------------------------------------
                                                                                   $15,487,812
------------------------------------------------------------------------------------------------

Investment Services -- 3.2%
------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                             75,000         $5,803,125
Provides investment management and related
services to a family of equity and fixed income
mutual funds.
------------------------------------------------------------------------------------------------
                                                                                    $5,803,125
------------------------------------------------------------------------------------------------

Machinery -- 1.9%
------------------------------------------------------------------------------------------------
Deere & Co.                                                          60,000         $3,360,000
The largest agricultural equipment company and
also producer of earthmoving and forestry machinery.
------------------------------------------------------------------------------------------------
                                                                                    $3,360,000
------------------------------------------------------------------------------------------------

Medical Products -- 9.6%
------------------------------------------------------------------------------------------------
Baxter International, Inc.                                           85,000         $4,520,938
Leading U.S. maker and distributor of health
care products used in hospitals and other
medical facilities.

Boston Scientific Corp.*                                             65,000         4,582,500
Medical device manufacturer focusing primarily on
disposable products in less invasive surgery procedures.

Sofamor Danek Group, Inc.*                                          170,000         8,149,374
The dominant supplier of spinal implant devices used
in surgical treatment of spinal diseases and deformities.
------------------------------------------------------------------------------------------------
                                                                                  $17,252,812
------------------------------------------------------------------------------------------------

Metals and Minerals -- 4.5%
------------------------------------------------------------------------------------------------
Freeport McMoran Copper & Gold, Inc.                                100,000        $2,675,000
Operator of third largest copper mine in the world
with world's largest gold reserves.

                       See notes to financial statements

Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

                                                     Shares          Value
--------------------------------------------------------------------------------

Metals and Minerals (continued)
--------------------------------------------------------------------------------
J & L Specialty Steel, Inc.                          190,000         $2,375,000
Manufactures flat rolled stainless steel. The
company's products are industrial, commercial
and consumer products including chemical and
refining equipment, cargo containers & beer
kegs.

Potash Corp. of Saskatchewan, Inc./1/                 40,000          2,957,500
The global leader of potash production and
number three in phosphates, two of the three
components of fertilizer nutrients.
--------------------------------------------------------------------------------
                                                                     $8,007,500
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 4.2%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                              60,000         $4,406,250
Leading independent natural gas and crude oil
production company.

Triton Energy Ltd.*                                   80,000          3,080,000
Independent oil and gas producer with major
developments in Colombia and Thailand.
--------------------------------------------------------------------------------
                                                                     $7,486,250
--------------------------------------------------------------------------------

Publishing -- 1.8%
--------------------------------------------------------------------------------
McGraw-Hill, Inc.                                     53,500         $3,280,219
Supplies informational products and services
for businesses, education and industry through
a broad range of media.
--------------------------------------------------------------------------------
                                                                     $3,280,219
--------------------------------------------------------------------------------

Retail - Food and Drug -- 2.5%
--------------------------------------------------------------------------------
CVS Corp.                                             80,000         $4,510,000
The largest drugstore chain in the Northeast.
--------------------------------------------------------------------------------
                                                                     $4,510,000
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.9%
--------------------------------------------------------------------------------
Home Depot, Inc.                                      75,000         $3,539,063
A chain of do-it-yourself warehouse
style stores.

Lowes Companies                                       50,000          1,728,125
Operator of discount stores that cater to
home building and the home improvement market.
--------------------------------------------------------------------------------
                                                                     $5,267,188
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 6.2%
--------------------------------------------------------------------------------
Corning, Inc.                                         85,000         $4,494,375
Manufactures specialty glass. Its consumer
products division makes Corelle dinnerware,
Corning Ware cookware, Pyrex glassware,
Serengeti sunglasses, and Steuben crystal.

Millipore Corp.                                       40,000         1,980,000
Products use membrane separations technology
to analyze and purify fluids for a variety
of high tech industries.

Sealed Air Corp.*                                     90,000         4,668,750
Global manufacturer of a broad line of
protective and specialty packaging materials
and systems.
--------------------------------------------------------------------------------
                                                                   $11,143,125
--------------------------------------------------------------------------------

Transportation -- 1.7%
--------------------------------------------------------------------------------
Southwest Airlines, Inc.                             110,000        $3,080,000
Discount airline expanding throughout the U.S.
--------------------------------------------------------------------------------
                                                                    $3,080,000
--------------------------------------------------------------------------------

Total Common Stocks
  (identified cost $106,915,521)                                  $169,795,043
--------------------------------------------------------------------------------

Commercial Paper -- 3.1%

                                                  Principal
                                                  Amount
                                                  (000 omitted)   Value
-------------------------------------------------------------------------------
Ford Motor Credit Co.,                            $4,194          $  4,192,712
5.53%, 9/3/97

General Electric Capital Corp.,                    1,449             1,448,773
5.60%, 9/2/97
-------------------------------------------------------------------------------

Total Commercial Paper
   (identified cost $5,641,485)                                   $  5,641,485
-------------------------------------------------------------------------------

Total Investments -- 97.6%
   (identified cost $112,557,006)                                 $175,436,528
-------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 2.4%                            $  4,348,218
-------------------------------------------------------------------------------

Net Assets -- 100%                                                $179,784,746
-------------------------------------------------------------------------------

ADR -- American Depositary Receipt
*    Non-income producing security.
/1/  Foreign Security.



                       See notes to financial statements

Growth Portfolio  as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $112,557,006)                          $175,436,528
Cash                                                             259,134
Receivable for investments sold                                3,906,712
Dividends and interest receivable                                185,082
Tax reclaim receivable                                            11,635
Deferred organization expenses (Note 1D)                           6,255
--------------------------------------------------------------------------------
Total assets                                                $179,805,346
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Accrued expenses                                            $     20,600
--------------------------------------------------------------------------------
Total liabilities                                           $     20,600
--------------------------------------------------------------------------------
Net Assets applicable to investors'
   interest in Portfolio                                    $179,784,746
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals     $116,906,433
Net unrealized appreciation of investments
   (computed on the basis of identified cost)                 62,878,313
--------------------------------------------------------------------------------
Total                                                       $179,784,746
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
August 31, 1997
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $8,164)                    $  1,729,718
Interest                                                         254,117
--------------------------------------------------------------------------------
Total income                                                $  1,983,835
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                             $  1,038,600
Compensation of Trustees not members of the
   Administrator's organization (Note 2)                          10,651
Custodian fee (Note 1C)                                           97,178
Legal and accounting services                                     35,655
Amortization of organization expenses (Note 1D)                    3,285
Miscellaneous                                                      5,828
--------------------------------------------------------------------------------
Total expenses                                              $  1,191,197
--------------------------------------------------------------------------------

Deduct --
   Reduction of custodian fee (Note 1C)                     $        659
--------------------------------------------------------------------------------
Total expense reductions                                    $        659
--------------------------------------------------------------------------------

Net expenses                                                $  1,190,538
--------------------------------------------------------------------------------

Net investment income                                       $    793,297
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)          $ 13,698,771
   Foreign currency transactions                                      87
--------------------------------------------------------------------------------
Net realized gain on investment transactions                $ 13,698,858
--------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                      $ 32,474,116
   Foreign currency transactions                                 (2,617)
--------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments                            $ 32,471,499
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments             $ 46,170,357
--------------------------------------------------------------------------------

Net increase in net assets from operations                  $ 46,963,654
--------------------------------------------------------------------------------

                       See notes to financial statements

Growth Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets



Increase (Decrease)                         Year Ended        Year Ended
in Net Assets                               August 31, 1997   August 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                       $    793,297      $  1,045,595
   Net realized gain on investments              13,698,858        15,075,037
   Net change in unrealized
      appreciation (depreciation)                32,471,499         4,390,133
--------------------------------------------------------------------------------
Net increase in net assets
   from operations                             $ 46,963,654      $ 20,510,765
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                               $ 12,015,988      $ 12,571,319
   Withdrawals                                  (25,926,786)      (20,352,794)
--------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                        $(13,910,798)     $ (7,781,475)
--------------------------------------------------------------------------------

Net increase in net assets                     $ 33,052,856      $ 12,729,290
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                           $146,731,890      $134,002,600
--------------------------------------------------------------------------------
At end of year                                 $179,784,746      $146,731,890
--------------------------------------------------------------------------------

                       See notes to financial statements

Growth Portfolio  as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                             Year Ended August 31,
                                                         -------------------------------------------------------------
                                                             1997            1996             1995             1994*
----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------
Expenses                                                    0.72%            0.72%            0.73%            0.73%+
Net investment income                                       0.48%            0.73%            0.67%            0.66%+
Portfolio Turnover                                            28%              62%              84%               4%
----------------------------------------------------------------------------------------------------------------------
Average commission rate (per share) (1)                 $ 0.0599         $ 0.0595         $     --         $     --
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                  $179,785         $146,732         $134,003         $131,536
----------------------------------------------------------------------------------------------------------------------

+   Annualized.
* For the period from the start of business, August 2, 1994, to August 31, 1994.
(1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.



                       See notes to financial statements

Growth Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on August 2, 1994, with the acquisition of investments with a value of $127,122,709, including unrealized appreciation of $6,444,330 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Other -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions
   with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets. For the year ended August 31, 1997, the fee was equivalent to 0.625% of the Portfolio's average daily net assets for such period and amounted to $1,038,600. Except as to the Trustees of the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

Growth Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   Compensation Plan. For the year ended August 31, 1997, no significant amounts have been deferred.

3  Investment Transactions
   ----------------------------------------------------------------------------
   Purchase and sales of investments, other than short-term obligations, aggregated $45,231,299 and $58,692,399, respectively.

4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1997, as computed on a federal income tax basis, were as follows:

   Aggregate cost                                                 $112,557,006
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                   $65,138,733

   Gross unrealized depreciation                                    (2,259,211)
   -----------------------------------------------------------------------------

    Net unrealized appreciation                                    $62,879,522
   -----------------------------------------------------------------------------

5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1997.

Growth Portfolio as of August 31, 1997

INDEPENDENT AUDITORS' REPORT




To the Trustees and Shareholders
of Growth Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Growth Portfolio, including the Portfolio of investments, as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period ended and for the period from August 2, 1994 (start of business) to August 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of August 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years then ended, and for the period from August 2, 1994 (start of business) to August 31, 1994, in conformity with generally accepted accounting principles.



                                                       COOPERS & LYBRAND LLP
                                                       Boston, Massachusetts
                                                       September 25, 1997

EV Marathon Growth Fund as of August 31, 1997

INVESTMENT MANAGEMENT



EV Marathon Growth Fund

Officers
James B. Hawkes
President and Trustee

M. Dozier Gardner
Vice President

William D. Burt
Vice President

Barclay Tittmann
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Growth Portfolio

Officers
James B. Hawkes
President and Trustee

M. Dozier Gardner
Vice President

Thomas E. Faust, Jr.
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                       This Page Intentionally Left Blank

Investment Adviser of Growth Portfolio
Boston Management and Research
24 Federal Street
Boston, MA02110

Administrator of EV Traditional Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123



EV Marathon Growth Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   M-GFSRC-10/97